UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2025
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Owens Corning
(Exact name of registrant as specified in its charter)
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DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway
Toledo,	Ohio	43659
(Address of principal executive offices)		(Zip Code)
419-248-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 15, 2025, Owens Corning (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders cast their votes as described below on three proposals described in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 14, 2025.

Proposal 1

The Company's stockholders elected the following directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified pursuant to the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brian D. Chambers	63,577,074	7,433,148	64,810	4,365,872
Michelle T. Collins	70,975,651	36,593	62,788	4,365,872
Eduardo E. Cordeiro	70,909,288	110,320	55,424	4,365,872
Adrienne D. Elsner	70,943,797	76,828	54,407	4,365,872
Alfred E. Festa	70,794,116	225,655	55,261	4,365,872
Edward F. Lonergan	68,333,844	2,685,873	55,315	4,365,872
Maryann T. Mannen	69,154,196	1,846,923	73,913	4,365,872
Paul E. Martin	70,974,935	45,106	54,991	4,365,872
Suzanne P. Nimocks	63,340,499	7,274,186	460,347	4,365,872
John D. Williams	68,973,259	2,045,835	55,938	4,365,872

Proposal 2

The Company's stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025 pursuant to the following vote:

Votes For	Votes Against	Abstentions
67,199,797	8,174,891	66,216

Proposal 3

The Company's stockholders approved, on an advisory basis, the 2024 compensation paid to the Company's named executive officers pursuant to the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,322,043	7,489,558	263,431	4,365,872

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

April 21, 2025	By:	/s/ Todd W. Fister
Todd W. Fister
Executive Vice President and Chief Financial Officer